UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, Wisconsin 53202
(Name and address of agent for service)

(Registrant's telephone number, including area code): (414) 765-6609

Date of fiscal year end:  February 28, 2015

Date of reporting period:  February 28, 2015

Item 1. Reports to Stockholders.

Wasmer Schroeder High Yield Municipal Fund

Annual Report
February 28, 2015

Wasmer Schroeder High Yield Municipal Fund

February 28, 2015

Dear Shareholder:

We are pleased to present the first annual report for the Wasmer Schroeder High Yield Municipal Fund (the “Fund”).  The Fund’s net asset value (“NAV”) increased by 78 cents to $10.78 per share during the eleven months since its inception on March 31, 2014; over those eleven months, shareholders received monthly dividends totaling 51.7 cents per share.  Factoring in the reinvestment of dividends, the Fund outperformed its benchmarks with a total return of 13.27% over the period, compared to a total return of 8.97% for the Barclays Municipal High Yield Index and 6.31% for the Barclays Municipal Bond Index.

	Wasmer Schroeder	Barclays Municipal	Barclays
	High Yield Municipal	High Yield	Municipal
Period	Fund (WSHYX)	Index	Bond Index
3/31/2014 – 2/28/2015	13.27%	8.97%	6.31%

All municipal sectors, maturities, states and rating categories posted positive total returns in the eleven months ended February 28, 2015.  The market continued to exhibit the fundamental characteristics that have defined the municipal asset class over the years, namely low default rates and attractive taxable equivalent yields.  The market’s recent performance can be attributed to several factors, some specific to the municipal market while others were external.

Technical factors within the municipal market have remained favorable for investors.  Although total municipal new issuance activity was 11% higher than the prior year’s period, the supply of new bonds remains constrained.  This declining supply has been met with significant incremental demand as net mutual fund inflows have been robust throughout the period.  According to Lipper, municipal bond mutual funds posted net inflows in 32 of the 33 weeks ending February 28, 2015 with investors adding more than $15.2 billion over that period.  Credit concerns have abated since the headline grabbing events in Detroit, Michigan last summer with Moody’s Investors Service, Inc. recently noting that public finance upgrades outpaced downgrades during the fourth quarter of 2014 for the first time since 2008.  Puerto Rico remains a significant headline contributor, however, the volatility in the Commonwealth’s bonds has yet to materially impact the broader municipal market.  In fact, bond spreads have experienced steady tightening as investors have been willing to add credit risk in order to increase yield.  The primary market has been receptive of new deals with order demand for below investment grade and non-rated new issues frequently exceeding the amount of debt being sold.  The secondary market has exhibited strong liquidity, although trading volumes have declined at levels consistent with the decline in new issuance; the Municipal Securities Rulemaking Board reported trading activity of $2.775 trillion in 2014, compared with $3.120 trillion in 2013.  There has been some discussion about a curtailment of bank participation in the municipal market in recent months due to changing

Wasmer Schroeder High Yield Municipal Fund

regulations associated with implementation of Basel III rules, however, the impact has been muted thus far and it appears that the largest bank holders of municipal debt are sufficiently capitalized to adopt these rules without having to materially change their investment allocations.

Trends in the U.S. Treasury market have been supportive of municipal bond prices as well.  Lackluster global economic conditions, particularly in Europe, and record low international government bond yields have boosted demand for U.S. Treasuries.  The U.S. bond market has also been digesting changes in the monetary policy of the Federal Reserve Board’s Federal Open Market Committee, specifically regarding the timing of potential increases in the federal funds rate.  These factors led 10-year U.S. Treasury yields, which are considered the bellwether security for the bond market, to fall by 73 basis points from March 31, 2014 to February 28, 2015; the 10-year yield touched its 52-week low of 1.64% at the end of January 2015.  Additionally, the shape of the Treasury yield curve continues to flatten, with the spread between 10- and 30-year bonds tightening by 24 basis points to end February at +60 basis points.  The municipal bond market’s yield curve has historically tracked shifts in the U.S. Treasury curve, and this relationship has held true over the last eleven months.  The ratio of municipal yields relative to U.S. Treasuries are generally at or below their long term averages, particularly for maturities inside of 10 years, which is an indication of strong demand for tax-exempt bonds.

The Fund primarily focuses on identifying relative value in the BBB and lower rated sectors of the municipal market.  As previously explained, performance was higher than that of the Barclays Municipal High Yield Index, one of the Fund’s benchmarks, despite material differences in the composition of the Fund and the benchmark.  The Fund ended its fiscal period ended February 28, 2015 with approximately 34% of its portfolio holdings insured by a monoline bond insurer, and, unlike the Barclays Municipal High Yield Index, 56% of the portfolio was allocated to investment grade issues.

The Fund’s exposure to the Housing, Higher Education, Unlimited Tax General Obligation and Healthcare sectors all contributed positively to performance during the period.  These four sectors represented approximately 31% of Fund assets although they contributed approximately 54% of the Fund’s total return.  In most cases, issuer specific news drove performance in these sectors.  For example, the Southcentral Minnesota Pooled Housing Authority’s bonds were significantly higher in price as occupancy improvements and strong financial performance boosted demand in the secondary market.  The Detroit, Michigan Water and Sewerage Department launched voluntary tenders for its outstanding bonds that were, in many cases, significantly higher than current market prices at the time.  Bonds issued by the Guam Power Authority (“GPA”) saw a material increase in demand during the period as nervous investors rotated out of the distressed Puerto Rico Electric Power Authority and into the more stable GPA.

Wasmer Schroeder High Yield Municipal Fund

The Fund’s exposures to the Special Assessment, Sales Tax Revenue and Miscellaneous Revenue sectors, which underperformed in aggregate, contributed approximately 11% of the Fund’s return during the period despite representing approximately 26% of the portfolio.  Many of these positions are either currently callable or subject to sinking fund provisions, so performance from these sectors was derived primarily from income and not capital appreciation.

The Fund exhibits less exposure to Puerto Rico securities relative to the Barclays Municipal High Yield Index, and no exposure to the Tobacco Securitization sector.  These two sectors have been subject to significant performance volatility since March 31, 2014 particularly Puerto Rico since the Commonwealth’s general obligation rating was downgraded to below investment grade in the first quarter of 2014 and the Puerto Rico Electric Power Authority’s bonds are trading indicating a high probability of default.  We expect that any material valuation fluctuations in these sectors should continue to result in a disparity of returns between the Fund and the Barclays Municipal High Yield Index.

The Fund’s duration-to-worst fell to approximately 5.4 years as of February 28, 2015, down from 6.7 years as of March 31, 2014.  While the Fund’s average maturity has held relatively steady at 18.5 years as of February 28, 2015, we maintained a preference for 5.00% coupons and higher, which resulted in more of the portfolio trading at a premium dollar price and to the next par call date, effectively lowering the overall duration during the measurement period.

The Wasmer Schroeder High Yield Municipal Fund ended its fiscal period with a portfolio consisting of 137 individual securities.  This reflects our belief that diversification is an important risk-management component of any strategy that focuses on credit opportunities.  We have been encouraged by the Fund’s strong start since its inception date, and we are thankful for the trust you have placed in us over the last eleven months.  We look forward to continuing to serve your investment needs in the future and we encourage you to contact us if you have any questions about your investment in the Wasmer Schroeder High Yield Municipal Fund.

Jason D. Diefenthaler
Senior Vice President and Portfolio Manager
Wasmer, Schroeder & Company, Inc.

Past performance is not a guarantee of future results.

Opinions expressed above are those of the adviser and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security and should not be considered investment advice.

Wasmer Schroeder High Yield Municipal Fund

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in municipal securities may involve additional risks, such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse political, legislative, regulatory and economic developments.  The Fund may invest in securities which involve limited liquidity that can be difficult to sell.  Income from investments in tax-exempt securities may be subject to state and local taxes and a portion of income could be subject to the federal alternative minimum tax.

Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Bond ratings provide the probability of an issuer defaulting based on the credit rating agency’s analysis of the issuer’s financial condition and profit potential.  Bond rating services are provided by Standard & Poor’s Ratings Services, Moody’s Investors Service, Inc., and Fitch Ratings, Inc.  Bond ratings start at AAA (denoting the highest investment quality) and usually end at D (meaning payment is in default).

Certain investments in the Fund are covered by bond insurance issued by a monoline bond insurer.  Bond insurance is a type of credit enhancement.  A bond insurer unconditionally and irrevocably guarantees that interest and principal will be paid as scheduled even if the bond issuer defaults.  A monoline bond insurer backs debt securities only and is not exposed to risks from other lines of business.

Diversification does not assure a profit or protect against risk in a declining market.

The Barclays Municipal High Yield Bond Index is a rules-based, market-value-weighted index.  Bonds eligible for inclusion in the index must have a credit quality classification of Ba1/BB+ or lower or be unrated or nonrated by all three categories.  They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million.  The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

The Barclays Municipal Bond Index is a rules-based, market-weighted index which represents the long-term tax-exempt bond market.  Bonds eligible for inclusion in the index must be rated investment grade and have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.  The bonds must also be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.

An investment cannot be made directly in an index.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates.  Duration is expressed as a number of years.

Duration-to-worst is the duration of a bond computed to the redemption date which would provide the lowest yield (for callable bonds) or highest yield (for putable bonds).  For securities without calls or puts, duration-to-worst is calculated to maturity.

Average maturity is the weighted average maturity of the securities in the portfolio, expressed in years.

Basis point equals 1/100th of 1%.

Please refer to the schedule of investments in the report for complete holdings information.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Quasar Distributors, LLC, Distributor

Wasmer Schroeder High Yield Municipal Fund

ALLOCATION OF PORTFOLIO ASSETS at February 28, 2015 (Unaudited)

As a Percentage of Total Municipal Bonds

Municipal Bond Type

Wasmer Schroeder High Yield Municipal Fund

ALLOCATION OF PORTFOLIO ASSETS at February 28, 2015 (Unaudited)

As a Percentage of Total Investments

Credit Rating

Credit ratings are determined by using the middle rating of Moody’s Investors Service©, Inc., Standard & Poor’s® Ratings Group and Fitch Ratings and the lowest rating when fewer than three ratings are assigned.

Wasmer Schroeder High Yield Municipal Fund

Comparison of the change in value of a $100,000 investment in the
Wasmer Schroeder High Yield Municipal Fund – Institutional Class vs the
Barclays Municipal High Yield Index and the Barclays Municipal Bond Index

Since
Inception
Total Return:	(3/31/14)
Wasmer Schroeder High Yield Municipal Fund – Institutional Class	13.27%
Barclays Municipal High Yield Index	8.97%
Barclays Municipal Bond Index	6.31%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by calling 1-855-WSC-MUNI (1-855-972-6864).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 60 days or less.  If it did, total returns would be reduced.  Indices do not incur expenses and are not available for investment.

The Barclays Municipal High Yield Index is a rules-based, market-value-weighted index.  Bonds eligible for inclusion in the index must have a credit quality classification of Ba1/BB+ or lower or be unrated or nonrated by all three categories.  They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million.  The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

The Barclays Municipal Bond Index is a rules-based, market-weighted index which represents the long-term tax-exempt bond market.  Bonds eligible for inclusion in the index must be rated investment grade and have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.  The bonds must also be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.

Wasmer Schroeder High Yield Municipal Fund

EXPENSE EXAMPLE at February 28, 2015 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/14 – 2/28/15).

Actual Expenses
The first line of the following table provides information about actual account values and actual expenses, with actual net expenses being limited to 1.00% per the operating expenses limitation agreement. Although the Fund charges no sales loads, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Wasmer Schroeder High Yield Municipal Fund

EXPENSE EXAMPLE at February 28, 2015 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	9/1/14	2/28/15	9/1/14 – 2/28/15
Actual	$1,000.00	$1,067.60	$5.13
Hypothetical	$1,000.00	$1,019.84	$5.01
(5% return before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 28, 2015

	Principal
MUNICIPAL BONDS – 95.15%	Amount	Value

Alabama – 5.87%
Alabama Agricultural & Mechanical University Revenue Bonds
4.00%, 11/1/2020 (Callable 5/1/2017) (AMBAC Insured)	$300,000	$310,158
4.25%, 11/1/2025 (Callable 5/1/2017) (AMBAC Insured)	20,000	20,671
County of Jefferson Alabama Revenue Bonds
5.25%, 1/1/2016 (Callable 3/30/2015)	90,000	91,238
5.25%, 1/1/2019 (Callable 3/30/2015)	500,000	506,875
5.25%, 1/1/2020 (Callable 3/30/2015)	300,000	304,125
5.50%, 1/1/2021 (Callable 3/30/2015) (AGM Insured)	275,000	277,640
5.50%, 1/1/2022 (Callable 3/30/2015)	145,000	146,994
5.25%, 1/1/2023 (Callable 3/30/2015) (AGM Insured)	100,000	100,960
5.25%, 1/1/2023 (Callable 3/30/2015)	100,000	101,375
5.00%, 1/1/2024 (Callable 3/30/2015)	500,000	506,875
4.75%, 1/1/2025 (Callable 3/30/2015) (AMBAC Insured)	655,000	659,447
4.75%, 1/1/2025 (Callable 3/30/2015) (AGM Insured)	800,000	800,240
4.75%, 1/1/2025 (Callable 3/30/2015)	1,000,000	1,013,749
		4,840,347

Arizona – 2.42%
Industrial Development Authority of the
County of Pima Revenue Bonds
4.50%, 6/1/2030 (Callable 6/1/2022)	250,000	268,840
Salt Verde Financial Corp. Revenue Bonds
5.00%, 12/1/2037	1,500,000	1,727,445
		1,996,285

California – 6.68%
Bay Area Toll Authority Revenue Bonds
5.00%, 10/1/2054 (Callable 10/1/2024)	500,000	559,695
California Pollution Control Financing Authority Revenue Bonds
5.00%, 7/1/2037 (Callable 7/1/2017)	1,000,000	1,044,090
Ceres Redevelopment Agency Tax
Allocation Refunding Bonds
4.00%, 11/1/2031 (Callable 11/1/2016) (AMBAC Insured)	500,000	501,730
Contra Costa County Public Financing
Authority Tax Allocation Bonds
5.00%, 8/1/2037 (Callable 8/1/2017) (NATL Insured)	250,000	253,098
Hercules Redevelopment Agency Tax Allocation
5.00%, 8/1/2025 (Callable 2/1/2018) (AMBAC Insured)	200,000	203,562
Lancaster Financing Authority Tax Allocation
4.50%, 2/1/2031 (Callable 2/1/2016)	125,000	116,760
5.00%, 2/1/2037 (Callable 2/1/2016)	160,000	156,126
Placer County Community Facilities District Special Tax
5.00%, 9/1/2026 (Callable 9/1/2021)	500,000	516,495

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 28, 2015, Continued

	Principal
	Amount	Value

California – 6.68% (Continued)
San Joaquin Hills Transportation
Corridor Agency Revenue Bonds
5.25%, 1/15/2049 (Callable 1/15/2025)	$1,000,000	$1,076,499
Soledad Redevelopment Agency Tax Allocation
5.00%, 12/1/2032 (Callable 12/1/2017) (XLCA Insured)	600,000	572,250
Stockton Public Financing Authority Revenue Bonds
5.25%, 9/1/2037 (Callable 9/1/2016) (RADIAN Insured)	215,000	217,950
City of Vernon CA Electric System Revenue Bonds
5.50%, 8/1/2041 (Callable 8/1/2022)	250,000	282,198
		5,500,453

Colorado – 3.46%
Denver Convention Center Hotel Authority Revenue Bonds
5.00%, 12/1/2035 (Callable 11/1/2016) (XLCA Insured)	750,000	773,078
Public Authority for Colorado Energy Revenue Bonds
6.50%, 11/15/2038	1,500,000	2,079,240
		2,852,318

District of Columbia – 1.29%
Metropolitan Washington Airports Authority
Dulles Toll Road Revenue Bonds
5.00%, 10/1/2053 (Callable 4/1/2022)	1,000,000	1,062,960

Florida – 14.95%
Capital Trust Agency Inc. Revenue Bonds
5.00%, 11/1/2047 (Callable 11/1/2022)	1,000,000	1,045,870
Collier County Educational Facilities Authority Revenue Bonds
6.125%, 11/1/2043 (Callable 11/1/2023)	1,000,000	1,144,710
Florida Governmental Utility Authority Revenue Bonds
4.625%, 7/1/2035 (Callable 7/1/2015) (AMBAC Insured)	480,000	480,557
Florida Gulf Coast University Financing Corp. Revenue Bonds
5.00%, 2/1/2043 (Callable 2/1/2023)	600,000	653,040
Florida Higher Educational Facilities
Financial Authority Revenue Bonds
5.00%, 4/1/2032 (Callable 4/1/2022)	500,000	541,095
Halifax Hospital Medical Center Revenue Bonds
5.00%, 6/1/2038 (Callable 6/1/2016)	500,000	515,790
Lee County Industrial Development Authority Revenue Bonds
5.50%, 10/1/2047 (Callable 10/1/2022)	1,000,000	1,072,230
Midtown Miami Community Development
District Special Assessment
5.00%, 5/1/2037 (Callable 5/1/2023)	350,000	370,640
Palm Beach County Health Facilities Authority Revenue Bonds
7.25%, 6/1/2034 (Callable 6/1/2022)	750,000	854,010

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 28, 2015, Continued

	Principal
	Amount	Value

Florida – 14.95% (Continued)
Pinellas County Educational Facilities Authority Revenue Bonds
5.25%, 10/1/2029 (Callable 10/1/2016) (ACA Insured)	$500,000	$521,095
6.00%, 10/1/2041 (Callable 10/1/2021)	340,000	388,457
Talis Park Community Development District Special Assessment
5.25%, 5/1/2016	800,000	804,552
5.55%, 5/1/2036 (Callable 5/1/2015)	1,535,000	1,548,523
Town of Davie Florida Revenue Bonds
6.00%, 4/1/2042 (Callable 4/1/2023)	500,000	582,280
Villagewalk of Bonita Springs Community
Development District Special Assessment
5.15%, 5/1/2038 (Callable 5/1/2017)	880,000	893,939
Winter Garden Village at Fowler Groves Community
Development District Special Assessment
5.65%, 5/1/2037 (Callable 5/1/2016)	890,000	902,878
		12,319,666

Guam – 2.77%
Guam Government Waterworks Authority Revenue Bonds
5.00%, 7/1/2035 (Callable 7/1/2024)	500,000	555,065
Guam Power Authority Revenue Bonds
5.00%, 10/1/2034 (Callable 10/1/2022)	500,000	548,285
Territory of Guam General Obligation Bonds
7.00%, 11/15/2039 (Callable 11/15/2019)	1,000,000	1,175,540
		2,278,890

Illinois – 7.32%
Chicago Board of Education General Obligation Bonds
5.00%, 12/1/2042 (Callable 12/1/2022) (AGM Insured)	1,000,000	1,076,300
5.00%, 12/1/2042 (Callable 12/1/2022)	500,000	522,810
City of Chicago Illinois General Obligation Bonds
5.00%, 1/1/2029 (Callable 1/1/2020) (AGM Insured)	500,000	531,640
5.25%, 1/1/2033 (Callable 1/1/2018)	340,000	351,778
City of Chicago Illinois Waterworks Revenue Bonds
5.00%, 11/1/2044 (Callable 11/1/2024)	1,000,000	1,111,590
State of Illinois General Obligation Bonds
5.00%, 5/1/2034 (Callable 5/1/2024)	500,000	536,020
5.00%, 2/1/2039 (Callable 2/1/2024)	1,000,000	1,058,140
St. Clair County School District No. 189 East
St. Louis General Obligation Bonds
4.95%, 1/1/2017 (Callable 3/30/2015) (NATL Insured)	685,000	686,808
Village of Lombard Illinois Revenue Bonds
4.00%, 7/1/2019	170,000	159,358
		6,034,444

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 28, 2015, Continued

	Principal
	Amount	Value

Iowa – 1.26%
Iowa Finance Authority Revenue Bonds
4.75%, 8/1/2042 (Callable 8/1/2022)	$1,000,000	$1,040,480

Louisiana – 3.51%
Juban Crossing Economic Development District Revenue Bonds
7.00%, 9/15/2044 (Callable 3/15/2025)	1,500,000	1,510,680
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue Bonds
6.30%, 7/1/2030 (AMBAC Insured)	225,000	262,107
Louisiana Public Facilities Authority Revenue Bonds
5.00%, 7/1/2017 (Callable 7/1/2016) (CIFG Insured)	100,000	102,865
5.00%, 7/1/2030 (Callable 7/1/2016) (CIFG Insured)	425,000	429,203
4.50%, 7/1/2038 (Callable 7/1/2016) (CIFG Insured)	655,000	583,795
		2,888,650

Maryland – 0.98%
City of Baltimore Maryland Revenue Bonds
5.25%, 9/1/2023 (Callable 9/1/2016) (XLCA Insured)	205,000	213,879
5.25%, 9/1/2025 (Callable 9/1/2016) (XLCA Insured)	50,000	51,637
5.25%, 9/1/2026 (Callable 9/1/2016) (XLCA Insured)	50,000	51,445
5.00%, 9/1/2032 (Callable 9/1/2016) (XLCA Insured)	55,000	56,463
5.25%, 9/1/2039 (Callable 9/1/2016) (XLCA Insured)	425,000	436,338
		809,762

Massachusetts – 0.63%
Massachusetts Development Finance Agency Revenue Bonds
5.125%, 7/1/2044 (Callable 7/1/2024)	500,000	517,005

Michigan – 8.04%
City of Detroit Michigan General Obligation Bonds
5.00%, 4/1/2020 (Callable 3/30/2015) (NATL Insured)	22,475	22,515
5.25%, 4/1/2023 (Callable 3/30/2015) (AMBAC Insured)	58,900	56,702
City of Detroit Michigan Sewage Disposal System Revenue Bonds
7.00%, 7/1/2027 (Callable 7/1/2019) (AGM Insured)	1,000,000	1,163,350
City of Detroit Michigan Water Supply System Revenue Bonds
5.00%, 7/1/2034 (Callable 7/1/2016) (AGM Insured)	290,000	295,382
5.00%, 7/1/2034 (Callable 3/30/2015) (NATL Insured)	145,000	145,696
County of Wayne Michigan General Obligation Bonds
5.00%, 12/1/2030 (Callable 3/30/2015) (NATL Insured)	1,000,000	1,002,480
5.00%, 2/1/2038 (Callable 2/1/2018) (AGM Insured)	1,000,000	1,021,370
Detroit Wayne County Stadium Authority Revenue Bonds
5.00%, 10/1/2026 (Callable 10/1/2022) (AGM Insured)	250,000	277,568
Michigan Finance Authority Revenue Bonds
2.85%, 8/20/2015	500,000	502,535
5.00%, 4/1/2020 (Callable 3/30/2015) (NATL Insured)	122,525	122,525

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 28, 2015, Continued

	Principal
	Amount	Value

Michigan – 8.04% (Continued)
5.125%, 4/1/2022 (Callable 4/1/2015) (NATL Insured)	$29,575	$29,577
5.25%, 4/1/2023 (Callable 3/30/2015) (AMBAC Insured)	321,100	321,078
5.00%, 7/1/2032 (Callable 7/1/2024) (AGM Insured)	1,000,000	1,122,649
5.00%, 7/1/2044 (Callable 7/1/2024)	500,000	540,595
		6,624,022

Minnesota – 9.09%
Center City Minnesota Hazelden
Betty Ford Foundation Revenue Bonds
5.00%, 11/1/2044 (Callable 11/1/2024)	250,000	280,715
City of Cologne Minnesota Revenue Bonds
5.00%, 7/1/2045 (Callable 7/1/2024)	1,500,000	1,551,885
Southcentral Minnesota Multi-County Housing &
Redevelopment Authority Revenue Bonds
3.096%, 2/1/2000 (b)(c)	15,000	8,400
3.096%, 2/1/2002 (b)(c)	30,000	16,800
3.096%, 2/1/2005 (b)(c)	20,000	11,200
3.096%, 2/1/2006 (b)(c)	20,000	11,200
3.096%, 2/1/2007 (b)(c)	65,000	36,400
3.096%, 6/1/2008 (b)(c)	10,000	5,600
3.096%, 2/1/2017 (Callable 8/1/2015) (b)(c)	450,000	252,000
3.096%, 2/1/2025 (Callable 8/1/2015) (b)(c)	9,500,000	5,320,000
		7,494,200

Nevada – 0.61%
City of Las Vegas Nevada Special Assessment
4.625%, 6/1/2021 (Callable 6/1/2017) (AMBAC Insured)	485,000	505,671

New Jersey – 4.14%
Atlantic City Municipal Utilities Authority Revenue Bonds
4.00%, 6/1/2015 (AMBAC Insured)	370,000	370,592
4.00%, 6/1/2016 (AMBAC Insured)	380,000	381,539
4.125%, 6/1/2024 (Callable 6/1/2017) (AMBAC Insured)	530,000	508,874
New Jersey Transportation Trust Fund Authority Revenue Bonds
5.00%, 6/15/2044 (Callable 6/15/2024)	1,000,000	1,072,820
South Jersey Transportation Authority Revenue Bonds
5.00%, 11/1/2039 (Callable 11/1/2024)	1,000,000	1,081,080
		3,414,905

New Mexico – 0.62%
City of Farmington New Mexico Revenue Bonds
4.875%, 4/1/2033 (Callable 4/1/2016)	500,000	511,195

New York – 4.80%
City of Niagara Falls New York General Obligation Bonds
4.50%, 5/15/2028 (Callable 5/15/2017) (AMBAC Insured)	625,000	634,769

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 28, 2015, Continued

	Principal
	Amount	Value

New York – 4.80% (Continued)
New York City Industrial Development Agency Revenue Bonds
5.00%, 1/1/2046 (Callable 1/1/2017) (AMBAC Insured)	$1,000,000	$1,026,600
New York Liberty Development Corp. Revenue Bonds
5.25%, 10/1/2035	1,500,000	1,789,380
New York State Dormitory Authority Revenue Bonds
5.125%, 7/1/2034 (Callable 3/30/2015) (AMBAC Insured)	500,000	501,030
		3,951,779

Ohio – 1.14%
County of Lorain Ohio Hospital Revenue Bonds
0.353%, 10/1/2030 (AMBAC Insured) (e)	1,000,000	940,409

Pennsylvania – 1.13%
City of Harrisburg Pennsylvania General Obligation Bonds
0.00%, 3/15/2016 (AMBAC Insured) (d)	100,000	96,556
0.00%, 3/15/2017 (AMBAC Insured) (d)	525,000	488,307
0.00%, 9/15/2018 (AMBAC Insured) (d)	100,000	87,525
Pennsylvania Higher Educational
Facilities Authority Revenue Bonds
5.00%, 9/15/2033 (Callable 9/15/2016) (RADIAN Insured)	250,000	257,993
		930,381

Puerto Rico – 5.39%
Commonwealth of Puerto Rico General Obligation Bonds
5.50%, 7/1/2020 (NATL Insured)	665,000	707,426
2.564%, 7/1/2021 (FGIC Insured) (e)	500,000	353,960
Puerto Rico Electric Power Authority Revenue Bonds
5.00%, 7/1/2022 (Callable 3/30/2015) (NATL Insured)	310,000	310,074
5.00%, 7/1/2023 (Callable 3/30/2015) (NATL Insured)	135,000	134,290
5.00%, 7/1/2024 (Callable 7/1/2017) (AGM Insured)	375,000	379,733
Puerto Rico Highways & Transportation Authority Revenue Bonds
5.00%, 7/1/2018 (Callable 3/30/2015) (NATL Insured)	195,000	195,096
5.50%, 7/1/2029 (AMBAC Insured)	540,000	535,961
Puerto Rico Infrastructure Financing Authority Revenue Bonds
5.50%, 7/1/2023 (AMBAC Insured)	660,000	659,155
5.50%, 7/1/2027 (AMBAC Insured)	340,000	330,225
Puerto Rico Municipal Finance Agency Revenue Bonds
5.25%, 8/1/2022 (AGC Insured)	815,000	832,498
		4,438,418

Rhode Island – 0.33%
City of Central Falls Rhode Island General Obligation Bonds
4.05%, 7/15/2025 (Callable 7/15/2017) (AMBAC Insured)	280,000	272,129

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 28, 2015, Continued

	Principal
	Amount	Value

South Carolina – 0.02%
Connector 2000 Association Inc. Revenue Bonds
0.00%, 1/1/2016 (b)(d)	$2,408	$2,253
0.00%, 1/1/2021 (b)(d)	5,058	3,171
0.00%, 1/1/2022 (b)(d)	5,349	3,054
0.00%, 1/1/2032 (Callable 4/1/2026) (b)(d)	43,130	1,748
0.00%, 7/22/2051 (Callable 4/1/2026) (b)(d)	222,170	4,808
0.00%, 7/22/2051 (Callable 4/1/2026) (b)(d)	151,083	706
		15,740

Texas – 2.59%
Austin Convention Enterprises Inc. Revenue Bonds
5.00%, 1/1/2034 (Callable 1/1/2017) (XLCA Insured)	1,560,000	1,579,157
Central Texas Turnpike System Revenue Bonds
5.00%, 8/15/2041 (Callable 8/15/2022)	500,000	554,315
		2,133,472

Vermont – 0.91%
City of Burlington Vermont Airport Revenue Bonds
4.00%, 7/1/2028 (Callable 7/1/2022)	750,000	747,660

Virginia – 1.80%
City of Chesapeake Virginia Expressway Toll Road Revenue Bonds
4.125%, 7/15/2042 (Callable 7/15/2022)	500,000	504,570
5.00%, 7/15/2047 (Callable 7/15/2022)	905,000	975,355
		1,479,925

Washington – 2.18%
Greater Wenatchee Regional Events Center
Public Facilities District Revenue Bonds
4.50%, 9/1/2022	190,000	203,460
5.25%, 9/1/2032 (Callable 9/1/2022)	1,000,000	1,061,610
Skagit County Public Hospital District No. 1 Revenue Bonds
5.00%, 12/1/2037 (Callable 12/1/2023)	500,000	532,750
		1,797,820

Wisconsin – 1.22%
Wisconsin Health & Educational
Facilities Authority Revenue Bonds
5.25%, 12/1/2049 (Callable 12/1/2022)	1,000,000	1,003,700
TOTAL MUNICIPAL BONDS (Cost $73,699,031)		78,402,686

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 28, 2015, Continued

MONEY MARKET FUNDS – 5.64%	Shares	Value
Fidelity Institutional Tax-Exempt Portfolio –
Institutional Class, 0.01% (a)	4,649,726	$4,649,726
TOTAL MONEY MARKET FUNDS (Cost $4,649,726)		4,649,726
Total Investments (Cost $78,348,757) – 100.79%		83,052,412
Liabilities in Excess of Other Assets – (0.79)%		(652,766)
TOTAL NET ASSETS – 100.00%		$82,399,646

Scheduled principal and interest payments are guaranteed by the following bond insurers.
ACA – ACA Financial Guaranty Corp.
AGC – Assured Guaranty Corp.
AGM – Assured Guaranty Municipal Corp.
AMBAC – Ambac Assurance Corp.
CIFG – CIFG Assurance North America, Inc.
FGIC – Financial Guaranty Insurance Co.
NATL – National Public Finance Guarantee
RADIAN – Radian Asset Assurance Inc.
XLCA – Syncora Guarantee Inc.

The insurance does not guarantee the market value of the municipal bonds.

(a)	Rate shown is the 7-day annualized yield at February 28, 2015.
(b)	Security is considered illiquid. As of February 28, 2015, the value of these investments was $5,677,340 or 6.89% of total net assets.
(c)	Security is in default.
(d)	Security is a zero coupon bond. Zero coupon bonds are issued at a substantial discount from their value at maturity.
(e)	Variable rate security. Rate shown reflects the rate in effect as of February 28, 2015.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

STATEMENT OF ASSETS AND LIABILITIES at February 28, 2015

ASSETS
Investments, at market value (cost $78,348,757)	$83,052,412
Receivables
Fund shares sold	345,000
Interest	874,133
Prepaid expenses	15,699
Total assets	84,287,244

LIABILITIES
Payables
Due to adviser	44,857
Fund shares redeemed	184,163
Securities purchased	1,500,000
Distributions payable	113,001
Administration and fund accounting fees	16,031
Audit fees	15,890
Transfer agent fees and expenses	4,785
Reports to shareholders	3,963
Custody fees	866
Chief Compliance Officer fee	1,995
Accrued expenses	2,047
Total liabilities	1,887,598
NET ASSETS	$82,399,646

CALCULATION OF NET ASSET VALUE PER SHARE
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	7,644,541
Net asset value, redemption price and offering price per share	$10.78

COMPONENTS OF NET ASSETS
Paid-in capital	$77,859,408
Undistributed net investment income	40,657
Accumulated undistributed net realized loss on investments	(204,074)
Net unrealized appreciation on investments	4,703,655
Total net assets	$82,399,646

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

STATEMENT OF OPERATIONS

For the Period
March 31, 2014*
through
February 28,
2015
NET INVESTMENT INCOME
Income
Interest	$3,783,906
Total investment income	3,783,906

Expenses
Advisory fees (Note 4)	432,498
Administration and fund accounting fees (Note 4)	89,133
Transfer agent fees and expenses (Note 4)	27,481
Registration fees	21,532
Audit fees	15,890
Chief Compliance Officer fees (Note 4)	10,995
Trustee fees	5,969
Legal fees	4,626
Custody fees (Note 4)	4,002
Shareholder reporting	3,998
Insurance	2,456
Interest (Note 6)	339
Miscellaneous	3,101
Total expenses before fee waiver	622,020
Less: fee waiver from adviser (Note 4)	(45,357)
Net expenses	576,663
Net investment income	3,207,243

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(204,466)
Capital gain distributions from regulated investment companies	392
Change in unrealized appreciation on investments	4,827,893
Net realized and unrealized gain on investments	4,623,819
Net increase in net assets resulting from operations	$7,831,062

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

STATEMENT OF CHANGES IN NET ASSETS

For the Period
March 31, 2014*
through
February 28,
2015
OPERATIONS
Net investment income	$3,207,243
Net realized loss on investments	(204,466)
Capital gain distributions from regulated investment companies	392
Change in unrealized appreciation on investments	4,827,893
Net increase in net assets resulting from operations	7,831,062

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(3,166,586)
Total distributions	(3,166,586)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	41,826,703
Proceeds from transfer in-kind	43,695,457
Proceeds from shares issued in reinvestment of dividends	2,168,567
Cost of shares redeemed+	(9,955,557)
Net increase in net assets resulting
from capital share transactions	77,735,170

Total increase in net assets	82,399,646

NET ASSETS
Beginning of period	—
End of period	$82,399,646
Undistributed net investment income	$40,657

CHANGES IN SHARES OUTSTANDING
Shares sold	4,027,220
Shares issued in connection with transfer in-kind	4,369,546
Shares issued in reinvestment of dividends	207,409
Shares redeemed	(959,634)
Net increase in shares outstanding	7,644,541

*	Commencement of operations.
+	Net of redemption fees of $3,094.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

	For the Period
	March 31, 2014*
	through
	February 28,
	2015
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.53	^
Net realized and unrealized gain on investments	0.77
Total from investment operations	1.30
Less dividends and distributions:
Dividends from net investment income	(0.52)
Total dividends	(0.52)

Redemption fees	0.00	^#

Net asset value, end of period	$10.78

Total return	13.27	%+

Supplemental data and ratios:
Net assets, end of period (thousands)	$82,400
Ratio of net expenses to average net assets:
Before fee waivers	1.08	%++
After fee waivers	1.00	%++
Ratio of net investment income to average net assets:
Before fee waivers	5.48	%++
After fee waivers	5.56	%++
Portfolio turnover rate	16	%+

*	Commencement of operations.
^	Based on average shares outstanding.
#	Amount is less than $0.01 per share.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2015

NOTE 1 – ORGANIZATION

The Wasmer Schroeder High Yield Municipal Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The investment objective of the Fund is to seek to generate a high level of interest income that is not subject to federal income tax.  The Fund currently offers an Institutional Class which commenced operations on March 31, 2014, prior to which, its only activity was a transfer in-kind of securities and cash.  This transfer in-kind was nontaxable, whereby the Fund issued 4,369,546 shares on March 31, 2014.  The fair value and cost of securities received by the Fund was $41,842,498 and $41,966,736, respectively.  In addition, the Fund received $1,852,959 of cash and interest receivable.  For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2015 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2015, Continued

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specific cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized/accreted over the life of the respective security using the effective interest method.  Distributions to shareholders are recorded on the ex-dividend date.

The Fund distributes substantially all net investment income, if any, monthly and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees:  The Fund charges a 1% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

G.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of February 28, 2015, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2015, Continued

changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Debt Securities:  Debt securities are valued at their bid prices furnished by an independent pricing service using valuation methods that are designed to represent fair value. These valuation methods can include matrix pricing and other analytical pricing models, market transactions, and dealer-supplied valuations. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most debt securities are categorized in level 2 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2015, Continued

Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of February 28, 2015:

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$78,402,686	$—	$78,402,686
Money Market Funds	4,649,726	—	—	4,649,726
Total Investments	$4,649,726	$78,402,686	$—	$83,052,412

Refer to the Fund’s schedule of investments for a detailed break-out of municipal bonds by state.  Transfers between levels are recognized at February 28, 2015, the end of the reporting period.  The Fund recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the period ended February 28, 2015.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the period ended February 28, 2015, Wasmer, Schroeder & Company, Inc. (the “Adviser”) provided the Fund with investment management services under an investment advisory agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.75% of the Fund’s average daily net assets.  For the period ended February 28, 2015, the Fund incurred $432,498 in advisory fees.

The Fund is responsible for its own operating expenses.  The Adviser has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.00% of average daily net assets of the Fund’s Institutional Class.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2015, Continued

to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the period ended February 28, 2015, the Adviser reduced its fees in the amount of $45,357; no amounts were reimbursed to the Adviser.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $45,357 at February 28, 2015.  The expense limitation will remain in effect through at least June 27, 2015, and may be terminated only by the Trust’s Board of Trustees.  The cumulative expenses of $45,357 will expire on February 28, 2018.

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

For the period ended February 28, 2015, the Fund incurred the following expense for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$89,133
Transfer Agency (excludes out-of-pocket expenses)	16,966
Custody	4,002
Chief Compliance Officer	10,995

At February 28, 2015, the Fund had payables due to USBFS for administration, fund accounting, transfer agency, and Chief Compliance Officer fees and to U.S. Bank, N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$16,031
Transfer Agency (excludes out-of-pocket expenses)	3,034
Custody	866
Chief Compliance Officer	1,995

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2015, Continued

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the period ended February 28, 2015, the cost of purchases, including the transfer in-kind of securities, and the proceeds from sales of securities, excluding short-term securities, were $83,021,153 and $9,862,034, respectively.

NOTE 6 – LINE OF CREDIT

The Fund has a line of credit in the amount of $5,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the period ended February 28, 2015, the Fund drew on its line of credit.  The Fund had an average outstanding balance of $24,513, a weighted average interest rate of 3.25%, and paid interest expense of $339.  At February 28, 2015, the Fund had no outstanding loan amounts

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

During the period ended February 28, 2015, the Fund paid distributions from ordinary income and tax-exempt income of $696,390 and $2,470,196, respectively.

As of February 28, 2015, the components of capital on a tax basis were as follows:

Cost of investments (a)	$78,348,757
Gross unrealized appreciation	4,801,890
Gross unrealized depreciation	(98,235)
Net unrealized appreciation (a)	4,703,655
Undistributed ordinary and tax-exempt income	153,658
Undistributed long-term capital gain	—
Total distributable earnings	153,658
Other accumulated gains/(losses)	(317,075)
Total accumulated earnings/(losses)	$4,540,238

(a)	Book-basis and tax-basis net unrealized appreciation is the same.

At February 28, 2015, “Other Accumulated Gains/Losses” included tax short-term capital losses of $57,152 which may be carried over indefinitely to offset future gains, a deferral, on a tax basis, of post-October losses of $146,922 and distributions payable of $113,001.

Wasmer Schroeder High Yield Municipal Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Advisors Series Trust and
Shareholders of
Wasmer Schroeder High Yield Municipal Fund

We have audited the accompanying statement of assets and liabilities of Wasmer Schroeder High Yield Municipal Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of February 28, 2015, and the related statements of operations, changes in net assets, and the financial highlights for the period March 31, 2014 (commencement of operations) to February 28, 2015.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of February 28, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wasmer Schroeder High Yield Municipal Fund, as of February 28, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the period March 31, 2014 (commencement of operations) to February 28, 2015, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
April 29, 2015

Wasmer Schroeder High Yield Municipal Fund
NOTICE TO SHAREHOLDERS at February 28, 2015 (Unaudited)

For the period ended February 28, 2015, none of the dividends paid from net investment income qualifies for the dividend received deduction available to corporate shareholders of the Fund.  For shareholders in the Fund, none of the income distributed for the period ended February 28, 2015 is designated as qualified dividend income under the Jobs and Growth Relief Act of 2003.

The percentage of ordinary income distributions that are designated as interest related income under Internal Revenue section 871(k)(1)(C) for the period ended February 28, 2015 was 100.0%.

The percentage of ordinary income distributions exempt from federal tax for the period ended February 28, 2015 was 78.0%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-WSC-MUNI or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-WSC-MUNI.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-855-WSC-MUNI.

Wasmer Schroeder High Yield Municipal Fund

TRUSTEES & OFFICERS

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Address	Held with	of Time	During Past	Overseen by	Past Five
and Age	the Trust	Served	Five Years	Trustee(2)	Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	1	Trustee,
(age 68)		term	Gamma Delta		Advisors
615 E. Michigan Street		since	Housing Corporation		Series Trust
Milwaukee, WI 53202		March	(collegiate housing		(for series not
		2014.	management)		affiliated with
			(2012 to present);		the Fund);
			Trustee and Chair		Independent
			(2000 to 2012),		Trustee from
			New Covenant Mutual		1999 to 2012,
			Funds (1999-2012);		New Covenant
			Director and Board		Mutual Funds.
Member, Alpha
Gamma Delta
Foundation
(philanthropic
organization)
(2005 to 2011).

Donald E. O’Connor	Trustee	Indefinite	Retired; former	1	Trustee,
(age 78)		term	Financial Consultant		Advisors
615 E. Michigan Street		since	and former Executive		Series Trust
Milwaukee, WI 53202		February	Vice President and Chief		(for series not
		1997.	Operating Officer of		affiliated with
			ICI Mutual Insurance		the Fund);
			Company (until		Trustee, The
			January 1997).		Forward Funds
(33 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 80)		term	President, Hotchkis		Advisors
615 E. Michigan Street		since	and Wiley Funds		Series Trust
Milwaukee, WI 53202		May 2002.	(mutual funds)		(for series not
			(1985 to 1993).		affiliated with
the Fund);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

Wasmer Schroeder High Yield Municipal Fund

TRUSTEES & OFFICERS, Continued

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Address	Held with	of Time	During Past	Overseen by	Past Five
and Age	the Trust	Served	Five Years	Trustee(2)	Years(3)

George T. Wofford	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 75)		term	Senior Vice		Advisors
615 E. Michigan Street		since	President, Federal		Series Trust
Milwaukee, WI 53202		February	Home Loan Bank		(for series not
		1997.	of San Francisco.		affiliated with
the Fund).

Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO,	1	Trustee,
(age 67)	Trustee	term	U.S. Bancorp		Advisors
615 E. Michigan Street		since	Fund Services, LLC		Series Trust
Milwaukee, WI 53202		September	(May 1991 to present).		(for series not
		2008.			affiliated with
the Fund).

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years

Officers

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 67)	and	term since	(May 1991 to present).
615 E. Michigan Street	Chief	September
Milwaukee, WI 53202	Executive	2007.
Officer

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 47)	and	term since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	June 2003.	(March 1997 to present).
Milwaukee, WI 53202	Executive
Officer

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 53)	and	term since	U.S. Bancorp Fund Services, LLC (October 1998
615 E. Michigan Street	Principal	December	to present).
Milwaukee, WI 53202	Financial	2007.
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 43)	Treasurer	term since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2005 to present).
Milwaukee, WI 53202		2013.

Wasmer Schroeder High Yield Municipal Fund

TRUSTEES & OFFICERS, Continued

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years

Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 44)	Treasurer	term since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2004 to present).
Milwaukee, WI 53202		2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services,
(age 57)	President,	term since	LLC (February 2008 to present).
615 E. Michigan Street	Chief	September
Milwaukee, WI 53202	Compliance	2009.
Officer and
AML Officer

Michelle M. Nelson, Esq.	Secretary	Indefinite	Vice President and Counsel, U.S. Bancorp Fund
(age 44)		term	Services, LLC (November 2013 to present);
615 E. Michigan Street		since	Assistant General Counsel and Assistant Secretary,
Milwaukee, WI 53202		January	The Northwestern Mutual Life Insurance Company
		2015.	(December 2004 to November 2013).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of February 28, 2015, the Trust is comprised of 47 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-855-WSC-MUNI (1-855-972-6864).

Wasmer Schroeder High Yield Municipal Fund

HOUSEHOLDING

In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-972-6864 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Wasmer Schroeder High Yield Municipal Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
Wasmer, Schroeder & Company, Inc.
600 Fifth Avenue South, Suite 210
Naples, Florida 34102

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022-3205

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-WSC-MUNI

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-855-WSC-MUNI (1-855-972-6864).  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 2/28/2015
Audit Fees	$12,700
Audit-Related Fees	N/A
Tax Fees	$3,200
All Other Fees	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 2/28/2015
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2015
Registrant	N/A
Registrant’s Investment Adviser	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
  Douglas G. Hess, President

Date  5/4/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
  Douglas G. Hess, President

Date  5/4/15

By (Signature and Title)* /s/ Cheryl L. King
 Cheryl L. King, Treasurer

Date 5/4/15

* Print the name and title of each signing officer under his or her signature.